Subsequent events	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements [Abstract]
Subsequent events [Text Block]

Note 42 ─ Subsequent events

Subsequent events are events and transactions that occur after the balance sheet date but before the financial statements are issued. The effects of subsequent events and transactions are recognized in the financial statements when they provide additional evidence about conditions that existed at the balance sheet date. The Corporation has evaluated events and transactions occurring subsequent to December 31, 2012.

On February 6, 2013, EVERTEC filed a registration statement with the Securities and Exchange Commission (the "SEC") to register an offering of $100 million in capital through an initial public offering (“IPO”) of its common stock. The amount offered is subject to change prior to the time that the registration statement is declared effective by the SEC and EVERTEC may decide not to proceed with an IPO. In connection with the proposed offering, the Corporation may sell a portion of its currently owned shares of EVERTEC. As of February 28, 2013, the specific number of shares to be sold has not yet been determined. If the Corporation sells a portion of its currently owned shares of EVERTEC, it is expected that it will record a net gain on the sale of these shares. Regardless of whether the Corporation sells any of its currently owned shares in an IPO, its interest in EVERTEC would be reduced as a result of this transaction. There can be no assurances whether EVERTEC will continue to pursue an IPO or whether the Corporation will sell any of its currently owned shares in an IPO, or if an IPO is consummated that the Corporation will receive any proceeds or record a gain in connection with the transaction.